UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 November 1, 2006

                       Diamond Hill Investment Group, Inc.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
------------------------------------------------------------------------------
      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio          43215
------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333


------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.01   Financial Statements and Exhibits
---------   ---------------------------------

Registrant has reported its results of operations for the three and nine months ended September 30, 2006, as described in Registrant's press release dated November 1, 2006, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Exhibit No.   Document
-----------   --------

99.1          Press release issued by the Registrant dated November 1, 2006.



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: November 1, 2006	                        By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                             Officer and Secretary